UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2023

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 800 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

(561) 805-3588

(Registrant’s telephone number, including area code)

Colombier Acquisition Corp.

214 Brazilian Avenue, Suite 200-J

Palm Beach, Florida, 33480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 19, 2023, Colombier Acquisition Corp. (“Colombier”) issued a press release announcing that at the special meeting of stockholders of Colombier held that day, Colombier’s stockholders voted in favor of the Business Combination (as defined below) and the related proposals. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

Additionally on July 19, 2023, PSQ Holdings, Inc., now known as PublicSq. Inc. (“PublicSq.”), issued a press release announcing that it consummated the previously announced business combination (the “Business Combination”) with Colombier, pursuant to the Agreement and Plan of Merger, dated as of February 27, 2023, by and among Colombier, PublicSq. and the other parties thereto. In connection with the closing of the Business Combination, the registrant changed its name from Colombier Acquisition Corp. to PSQ Holdings, Inc. (the “Combined Company”). The Combined Company will continue the existing business operations of PublicSq. as a publicly traded company. The Class A common stock and warrants of the Combined Company are expected to begin trading on the New York Stock Exchange under the symbols “PSQH” and “PSQH WS,” respectively, on July 20, 2023. A copy of such press release is attached as Exhibit 99.2 hereto and is incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished under Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or any filing under the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press release, dated July 19, 2023
99.2	Press release, dated July 19, 2023
104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ HOLDINGS, INC.

Dated: July 19, 2023	By:	/s/ Michael Seifert
		Name:	Michael Seifert
		Title:	Chief Executive Officer

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